FORM OF
                           CERTIFICATE OF DESIGNATION
                 (Pursuant to the provisions of Section 78.1955
             of the General Corporation Law of the State of Nevada)

         It is hereby certified that:

     1. The name of the corporation (the "Corporation") is Coyote Sports, Inc.

     2. Set forth hereinafter is a copy of a resolution, containing a statement of the voting powers, preferences, limitations, restrictions, and relative rights of the Series C Preferred Stock hereinafter designated, adopted by the Board of Directors of the Corporation, pursuant to a provision of the Amended and Restated Articles of Incorporation relating to the issuance of said Series C Preferred Stock by resolution of the Board of Directors:

     RESOLVED, that a series of the authorized preferred stock, par value $.001 per share, of the Corporation be created hereby, and that the designations and amounts thereof and the voting powers, preferences, and relative, participating, optional and other special rights, of the shares of such series, and the qualifications, limitations, or restrictions thereof, are as follows:

     1.  Designations  and  Numbers  of  Shares.   _____________________________
(________) shares of the Series C Convertible Redeemable Preferred Stock of the Corporation are hereby constituted as a series of preferred stock, $.001 par value per share, stated value $_______<F1> per share (the "Stated Value") and designated as "Series C Convertible Redeemable Preferred Stock" (hereinafter called the "Series C Preferred Stock").

     2. Dividends and Distributions.

       (a) The holders of the Series C Preferred Stock shall be entitled to preferential cash dividends with respect thereto at the rate of 6% of the Stated Value thereof per annum, payable ratably per share of Series C Preferred Stock outstanding if, as and when declared by the board of directors of the Corporation or any duly authorized committee of that board (the "Board of Directors") out of funds legally available for the payment thereof. Such preferential dividends shall accrue daily from the date of issuance of the applicable preferred share (the "Issuance Date") and shall be payable on the 1st day of January, April, July, and October, or if any such dividend payment date is a Saturday, Sunday or legal holiday, then on the next day which is not a Saturday, Sunday or legal holiday.

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1. Stated value to be set at (x) $6.00  multiplied by (y) the  reciprocal of the final merger exchange ratio of shares of Series C Preferred Stock to shares of Royal Precision, Inc. Common Stock in the merger pursuant to which the Series C Preferred Stock is to be issued. (For the avoidance of doubt, based on the shares of common stock of the Corporation and Royal Precision, Inc. stated to be outstanding in the Agreement and Plan of Merger with respect to such merger, such exchange ratio would be 1.0018, such reciprocal would be .9982, and such Stated Value would be $5.9892.)


       (b) Dividends on the Series C Preferred Stock shall be cumulative so that if, for any dividend accrual period, cash dividends in the amount specified in paragraph (a) of this Section 2 are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate, and such accrued but unpaid dividends shall be added to the preferential cash dividends payable for subsequent dividend accrual periods. Accrued but unpaid dividends shall bear interest at the rate of 6% per annum until paid.

       (c) Whenever dividends or distributions payable on the Series C Preferred Stock, as provided in this Section 2, are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                     (i) declare or pay dividends on or make any other distributions on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock; or

                     (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock except dividends or distributions paid ratably on the Series C Preferred Stock and all such parity stock on which dividends or distributions are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.

     3.   Redemption.

          3.1 Redemption at Option of the Corporation. The Corporation may, by resolution of its Board of Directors (excluding any director who is, or is designated by, any holder of the Series C Preferred Stock or any Affiliate of such a holder) subject to any applicable law, at any time, or from time to time, in whole or in part, on a pro-rata basis among the holders of Series C Preferred Stock in proportion to the number of shares of Series C Preferred Stock held by them, redeem the shares of Series C Preferred Stock from each holder thereof (each date set for redemption being referred to herein as a "Redemption Date") at a price per share of Series C Preferred Stock payable in cash equivalent to
(i) the Stated Value plus (ii) all accrued and unpaid dividends (whether or not declared or due) to the Redemption Date fixed for the redemption of such shares of Series C Preferred Stock (the "Redemption Price").

     3.2  Procedures Applicable to Redemptions.

          (a) Redemption Notice. At least thirty (30) days but not more than sixty (60) days prior to a Redemption Date, written notice (a "Redemption Notice") shall be delivered by the Corporation to each holder of Series C Preferred Stock which the Corporation seeks to redeem on such Redemption Date (in each case, a "Redeeming Holder"). The Redemption Notice shall state:


               (i) the number of shares of Series C Preferred Stock to be redeemed from such Redeeming Holder;

               (ii) the Redemption Date and the Redemption Price; and

               (iii)the manner and place designated for the Redeeming Holders to surrender to the Corporation their certificates representing the shares of Series C Preferred Stock to be redeemed in exchange for the Redemption Price.

          (b) Deliveries of Stock Certificates. On or before the Redemption Date, each Redeeming Holder shall surrender to the Corporation the certificate or certificates representing the shares of Series C Preferred Stock to be redeemed, in the manner and the place designated in the Redemption Notice and thereupon the Redemption Price for those shares shall be payable on the Redemption Date to the order of the person whose name appears on that certificate or certificates, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares of Series C Preferred Stock represented by a certificate surrendered for redemption are redeemed as aforesaid, a new certificate or certificates shall be issued representing the unredeemed shares. The Redemption Notice shall not be given effect in the case of any shares of Series C Preferred Stock as to which a proper notice of conversion, specifying an effective date prior to the Redemption Date, has been duly received by the Corporation prior to the Redemption Date, which shares shall be converted into Common Stock in accordance with such notice of conversion pursuant to the terms hereof.

          (c) Cessation of Dividend Accrual, etc. If on the Redemption Date the Redemption Price is either paid or made available for payment through the deposit arrangement specified in clause (d) below, then notwithstanding that certificates evidencing any of the shares of Series C Preferred Stock so elected to be redeemed shall not have been surrendered, dividends on such shares shall cease to accrue after the Redemption Date and all rights with respect to the redeemed shares of Series C Preferred Stock shall forthwith after the Redemption Date terminate, except only the right of the Redeeming Holders to receive the Redemption Price without interest upon surrender of their certificate or certificates representing the shares of Series C Preferred Stock that have been redeemed, subject to applicable law. If the Corporation shall default in the payment of the Redemption Price, then, with respect to all shares of Series C Preferred Stock for which the Redemption Price shall not have been paid, dividends shall continue to accrue on such redeemed shares of Series C Preferred Stock and all other rights shall remain in effect with respect to such shares until the Corporation shall pay the Redemption Price on such shares.

          (d) Deposit of Funds for Redemption. On or prior to the Redemption Date, the Corporation shall deposit in a segregated trust account with any United States federally or state chartered commercial bank or trust company having net capital of not less than $100,000,000 (or a subsidiary thereof) a sum equal to the aggregate Redemption Price (either in cash or certificates representing shares of Common Stock) of all shares of Series C Preferred Stock to be redeemed, with irrevocable instructions and authority to the bank or trust company to pay, or deliver on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. From and after the Redemption Date if such deposit shall have been made, the shares so called for redemption shall be redeemed and shall after such redemption be canceled and no longer be available for issuance as shares of Series C Preferred Stock by the Corporation but shall have the status of authorized but unissued shares of Preferred Stock of the Corporation without designation as to rights, preferences, limitations or series until such shares are once more designated as part of a particular series with particular rights, preferences or limitations by the Board of Directors of the Corporation. The deposit shall constitute full payment of the redeemed shares of Series C Preferred Stock to their holders, and from and after the Redemption Date the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect thereto except for the right to receive from the bank or trust company payment or delivery of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released or repaid to the Corporation, after which time the holders of shares redeemed shall be entitled to receive payment of the Redemption Price only from the Corporation. No sinking fund shall be established in relation to the redemption of Series C Preferred Stock.

     4. Conversion Rights; Certain Issuances to Affiliates. (a) All holders of record of shares of Series C Preferred Stock shall have the option, upon notice to the Corporation, to convert any or all of their shares of Series C Preferred Stock in the ratio of one share of Common Stock for each share of Series C Preferred Stock (the "Conversion") effective on the date specified in each such holder's notice to the Corporation, which shall be at least three (3) days but not more than twenty (20) days after the date such notice is given. Upon the giving of such notice, such holder of shares of Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 4. On the effective date of the Conversion, all rights with respect to the Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the effective date of the Conversion and the surrender of the certificate or certificates for Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of shares of Common Stock issuable on such conversion in accordance with the provisions hereof.

          (b) In the event the Corporation shall, at any time after the issuance of any share of Series C Preferred Stock, declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combina tion, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case a provision shall be made, as applicable, for either (i) delivery upon conversion of the Series C Preferred Stock of, on a per share basis, the number of shares of Common Stock paid on each share of Common Stock into which such Series C Preferred Stock is converted, or (ii) a subdivision or split or a combination, consolidation or reverse split of the Common Stock into which the Series C Preferred Stock is convertible.

          (c) If and whenever on or after the Issuance Date of the Series C Preferred Stock (except pursuant to the exercise, in accordance with their terms, of any rights, options or warrants, or other securities convertible into or exercisable or exchangeable for Common Stock, outstanding as of such Issuance
Date), the Corporation issues or sells any shares of Common Stock to any Affiliate of the Corporation for a consideration per share less than the average closing market price for such Common Stock for the thirty (30) consecutive trading days ending three (3) trading days immediately preceding the date of such issuance or sale (the "Market Price"), then forthwith upon such issuance or sale, the number of shares of Common Stock issuable upon conversion in respect of each share of Series C Preferred Stock shall be adjusted so that such number of shares shall equal (A) the number of shares of Common Stock issuable upon conversion in respect of a share of Series C Preferred Stock immediately prior to the date of such issuance or sale multiplied by (B) a fraction, (x) the numerator of which shall be (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock issued or sold, and (y) the denominator of which shall be (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock which the aggregate consideration received by the Corporation upon such issuance or sale would purchase at such Market Price per share of Common Stock. Notwithstanding the foregoing, no such adjustment shall be required by this Section 4(c) or otherwise in respect of (x) the issuance or exercise of any warrants issued in connection with any financing transaction involving an Affiliate of the Corporation on terms substantially equivalent to those customary in transactions of a similar nature as determined in good faith by, and reflected in written resolutions of, the Corporation's Board of Directors, or (y) the issuance or exercise of any options issued to officers or employees of the Corporation as approved by the Corporation's Board of Directors. In case any shares of Common Stock are issued for consideration consisting of securities or other property other than cash, the value of such consideration shall be as determined in good faith by, and reflected in written resolutions of, the Corporation's Board of Directors. In the case of the issuance or sale of Common Stock pursuant to the exercise of any rights, options or warrants, or other securities convertible into or exercisable or exchangeable for Common Stock, the date as of which the "Market Price" of Common Stock shall be determined for purposes of this Section 4(c) shall be the initial date of issuance of such rights, options or warrants or other securities, and not, for example, the date of such exercise.

          (d) Except as specifically provided in Section 4(b) or (c), the number of shares of Common Stock issuable upon conversion of a share of Series C Preferred Stock shall not be adjusted by reason of any issuance or sale of Common Stock by the Corporation regardless of the consideration received therefor.

     5. Liquidation. Upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (a "Liquidation"), the holder of each share of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of Common Stock of the Corporation or to the holders of other stock of the Corporation that ranks junior to such series of the Series C Preferred Stock in respect to distributions upon a Liquidation of the Corporation ("Junior Stock"), an amount equal to the Stated Value of such Series C Preferred Stock, plus an amount equal to all dividends accrued and unpaid on such share on the date fixed for distribution of assets of the Corporation to the holders of the Series C Preferred Stock. Neither a consolidation or merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities or any other property, shall be considered a Liquidation. Written notice of any Liquidation shall be given to the holders of the Series C Preferred Stock not less than thirty (30) days prior to any payment date stated therein.

     6. Voting Rights. The holder of each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series C Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting or any action by written consent of the shareholders in accordance with the Bylaws of this Corporation, and shall vote separately as a class to the extent, if any, required by applicable law.

     7. Protective Provisions. So long as shares of Series C Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of two-thirds of the then outstanding shares of Series C Preferred Stock, voting together as a single class:

          (a) designate or issue any additional shares of Series C Preferred Stock or in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation, is senior to or on a parity with the Series C Preferred Stock;

          (b) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series C Preferred Stock;

          (c) reclassify the shares of any class or series of Junior Stock into shares of any class or series of capital stock ranking, either as to payment of dividends, distributions of assets or redemptions, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation senior to or on a parity with the Series C Preferred Stock;


          (d) take any action to voluntarily dissolve, liquidate or wind up the Corporation; or

          (e) take any action to cause any amendment, alteration or repeal of any of the provisions of (i) the Amended and Restated Articles of Incorporation or (ii) the By-laws, if such amendment, alteration or repeal would adversely affect in any material respect the rights of the holders of the Series C Preferred Stock in their capacity as such.

     8. Affirmative Covenants of the Corporation.

          (a) The Corporation shall at all times preserve, renew and keep in full force and effect its legal existence and material rights and franchises with respect thereto, provided, however, that the Corporation shall not be required to preserve any such right or franchise, if the Board of Directors of the Corporation shall determine in its good faith judgment that the preservation thereof is no longer desirable in the conduct of the business of the Corporation and its subsidiaries, taken as a whole.

          (b) The Corporation shall comply in all material respects with all applicable requirements of law, the necessity of compliance therewith in good faith by appropriate proceedings diligently pursued, except where the failure to so comply or contest would not reasonably be expected to have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

          (c) The Corporation shall deliver to each holder of Series C Preferred
Stock:

               (i)  as soon as  available  and in any event  within one  hundred
                    (100) days after the end of each Fiscal Year of the Corporation, an audited or reviewed consolidated balance sheet of the Corporation and its subsidiaries as of the end of such Fiscal Year and the related audited or reviewed consolidated statements of income and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year;

               (ii) as soon as available and in any event within fifty five (55)
                    days after the end of each fiscal quarter of each Fiscal Year of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as of the end of such fiscal quarter and related consolidated statements of income for such quarter and for the portion of the Corporation's Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter and the corresponding portion of the Corporations's previous Fiscal Year;

          (d) The Corporation shall file all material tax returns applicable to the Corporation in a timely manner.

     9. Holder; Notices. The term "holder" or "holders" wherever used herein with respect to a holder or holders of shares of Series C Preferred Stock shall mean the holder or holders of record of such shares as set forth on the stock transfer records of the Corporation. Whenever any notice is required to be given under this Certificate of Designation, such notice may be given personally or by mail. Any notice given to a holder of any share of Series C Preferred Stock shall be sufficient if given to the holder of record of such share at the last address set forth for such holder on the stock transfer records of the Corporation. Any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid. The Corporation shall send to the holders of the Series C Preferred Stock copies of any notices, statements, or other communications sent to the holders of the Common Stock and of the setting of a record date for the holders of the Common Stock for any purpose.

     10. Affiliate. The term "Affiliate" wherever used herein shall mean, as to any person, any other person directly or indirectly controlling, controlled by or under common control with such person (for which purpose "control" of any person shall mean the power to direct the management of such person, whether by ownership of securities or by contract or otherwise), including without limitation any person who is the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 10% or more of any class of voting securities of such person.


     IN WITNESS WHEREOF, Coyote Sports, Inc. has caused this Certificate of Designation of the Series C Preferred Stock to be executed by its duly authorized officers this ___ day of ____________, 1999.

                                     COYOTE SPORTS, INC.



                                     By:________________________
                                      Name:
                                     Title:


                                     By:________________________
                                      Name:
                                     Title:

STATE OF                  )
                          ) SS.:
COUNTY OF                 )

     On __________________, 1999, personally appeared before me, a Notary Public, for the State and County aforesaid, __________________________________, as _______ of Coyote Sports, Inc., who acknowledged that he executed the above instrument.


                                                 ------------------------------
                                                            Notary Public

[Notarial Seal]